                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 15, 2000

                      CHASE CREDIT CARD OWNER TRUST 2000-2
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                             (Issuer of Securities)

                 CHASE MANHATTAN BANK, USA, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)


         United States                         333-74303                           22-2382028
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(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)


                     802 Delaware Avenue, Wilmington, DE                19801
                     -----------------------------------                ------
                     (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5050

Item 5. Other Events:

         Chase Credit Card Owner Trust 2000-2 is the issuer of three classes of asset backed notes. The notes were issued under an indenture, dated as of September 1, 1999, between the trust and The Bank of New York, as Indenture Trustee.

         On June 15, 2000, The Chase Manhattan Bank, as Paying Agent, distributed monthly interest to the holders of the notes, and provided to holders a report including the information required by Section 7.3 of the Indenture. A copy of the statement provided to the holders of the notes is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c). Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1 Monthly Statement to Noteholders with respect to the June 15, 2000 distribution.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 28, 2000

                                   By: THE CHASE MANHATTAN BANK, USA, NATIONAL
                                   ASSOCIATION
                                   as Administrator

                                   By:  /s/ Patricia Garvey
                                   -----------------------------------
                                   Name:   Patricia Garvey
                                   Title:  Vice President

                                        INDEX TO EXHIBITS
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Exhibit No.                             Description
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20.1                                    Statement to Noteholders dated 6/15/2000